EXHIBIT 10.3
AMENDMENT AND AFFIRMATION OF DEFICIENCY GUARANTY
(Safeguard Delaware / Safeguard Scientifics (Delaware))
     This AMENDMENT AND AFFIRMATION OF DEFICIENCY GUARANTY is made as of February 28, 2008 by and among SAFEGUARD DELAWARE, INC. (“SDI”), SAFEGUARD SCIENTIFICS (DELAWARE), INC. (“SSI”; collectively with SDI, “Guarantors”, each, a “Guarantor”) and COMERICA BANK (“Bank”).
RECITALS
     Bank and LAUREATE PHARMA, INC. (“Borrower”) are parties to that certain Loan and Security Agreement dated as of December 1, 2004, as amended, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of January 31, 2005, that certain Second Amendment to Loan and Security Agreement dated as of May 6, 2005, that certain Third Amendment to Loan and Security Agreement dated as of June 20, 2005, that certain letter agreement dated as of January 28, 2006, that certain Fourth Amendment to Loan and Security Agreement dated as of February 28, 2006, that certain Fifth Amendment to Loan and Security Agreement dated as of August 2, 2006, and that certain Sixth Amendment to Loan and Security Agreement dated as of February 28, 2007 (collectively, the “Original Agreement”).
     Guarantors executed for the benefit of Bank a Deficiency Guaranty dated as of February 28, 2007 (the “Guaranty”), guarantying certain amounts owing by Borrowers to Bank. Bank and Borrower propose to enter into an Amended and Restated Loan and Security Agreement of even date herewith (the “Guaranteed Loan Agreement”) which amends the Original Agreement by, among other things, extending the maturity date. Bank has agreed to enter into the Guaranteed Loan Agreement provided, among other things, that each Guarantor consents to the entry by Borrowers into the Guaranteed Loan Agreement and related documents and agree that the Guaranty will remain effective. In addition, the parties desire to amend the Guaranty in accordance with the terms of this Amendment and Affirmation.
AGREEMENT
     NOW, THEREFORE, Guarantors agree as follows:
     1. The reference to $6,000,000 in the first paragraph of the Guaranty is amended to read $9,000,000.
     2. Each Guarantor consents to the execution, delivery and performance by Borrower of the Guaranteed Loan Agreement and the documents and instruments executed in connection therewith.
     3. The Guaranty, as amended, is and shall remain in full force and effect with respect to all of Borrowers’ Obligations as defined in the Guaranteed Loan Agreement. Each Guarantor confirms that, as of the date hereof, it has no defenses against its obligations under the Guaranty.
     4. Each Guarantor represents and warrants that the representations and warranties contained in the Guaranty are true and correct as of the date of this Amendment and Affirmation except (i) to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties are true and correct as of such date; and (ii) for those changes to the representations and warranties resulting from events, occurrences or circumstances permitted under the applicable Loan Documents. Unless otherwise defined, all capitalized terms in this Amendment and Affirmation shall be as defined in the Guaranty.
     5. The Guaranty, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment and Affirmation shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Guaranty, as in effect prior to the date hereof. Each Guarantor ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Guaranty

     IN WITNESS WHEREOF, the undersigned Guarantors have executed this Amendment and Affirmation of Guaranty as of the first date above written.

SAFEGUARD DELAWARE, INC.

By:	/s/ Steven J. Grenfell

Title:	Vice President

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:	/s/ Steven J. Grenfell

Title:	Vice President

COMERICA BANK

By:	/s/ Peter Bendoris

Title:	Vice President